UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 19, 2006

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 19, 2006, an affiliate of the Company entered into an Eighth Amendment to the Receivables Purchase Agreement (the “Eighth Amendment”) to amend the Receivables Purchase Agreement, dated as of December 21, 2000, by and among Edwards Lifesciences Financing LLC, Edwards Lifesciences LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Wachovia Bank, N.A., as amended (the “Receivables Purchase Agreement”).  The Eighth Amendment extends the maturity date of the Receivables Purchase Agreement to September 18, 2007.  A copy of the Eighth Amendment is attached as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	10.1	Eighth Amendment to Receivables Purchase Agreement, dated as of September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2006

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Jay P. Wertheim
Jay P. Wertheim
Vice President, Associate General Counsel
and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Eighth Amendment to Receivables Purchase Agreement, dated as of September 19, 2006.